ADDENDUM


         THIS ADDENDUM, dated as of March 17, 1999 ("Addendum"), is entered into by and among Burger King Corporation, a Florida corporation ("BKC"), International Fast Food Corporation, a Florida corporation ("IFFC"), International Fast Food Polska S.A. z.o.o., a limited liability company organized under the laws of Poland ("IFFP"), and Mitchell Rubinson ("Rubinson", and together with IFFP and IFFC, the "IFFC Parties").

         WHEREAS, pursuant to a Development Agreement by and among BKC and IFFC (the "Development Agreement") BKC has granted IFFC the right to develop new "Burger King" restaurants in the Republic of Poland;

         WHEREAS, IFFC is the owner of all the issued and outstanding shares (the "IFFP Shares") of International Fast Food Polska S.P. z.o.o. ("IFFP");

         WHEREAS, Citibank (Poland) S.A. ("Citibank") has agreed to provide credit to IFFP in the aggregate amount of U.S. $5,000,000, pursuant to a credit agreement dated February 24, 1999 (the "Credit Agreement");

         WHEREAS, BKC has issued a guarantee in favor of Citibank to secure the repayment by IFFP of amounts borrowed under the Credit Agreement (the "Guarantee");

         WHEREAS, in consideration of the Guarantee, IFFC has granted BKC a perfected security interest in the IFFP Shares to secure BKC's claims which may arise as a result of the payment by BKC of any amounts under the Guarantee;

         WHEREAS, pursuant to a Reimbursement Agreement (the "Reimbursement Agreement") by and among IFFC, IFFP and BKC, IFFC has agreed to reimburse BKC for any payments that it may be required to make to Citibank under the Guarantee, together with related costs, expenses and interest, as more fully set forth therein;

         WHEREAS, pursuant to an Agreement for the Transfer of Title to Share by way of Security dated of even date herewith by and between IFFC, BKC and IFFP (the "Security Agreement), IFFC has granted BKC a security interest in and to the IFFP Shares, which permits BKC to retain the IFFP Shares in the event that BKC is required to make any payment under the Guarantee and neither IFFC nor IFFP reimburse BKC for the amount of such payment and other items under the Reimbursement Agreement;

         WHEREAS, pursuant to a Purchase Agreement by and among the IFFC Parties and BKC (the "Purchase Agreement", and together with the Development Agreement, the Credit Agreement, the Guarantee, the Reimbursement Agreement, and the Security Agreement, the "Transaction Documents"), in the event that BKC has the right to retain the IFFP Shares in the event that BKC is required to make a payment under the Guarantee, BKC has agreed to sell the IFFP Shares to IFFC and IFFC has agreed to purchase such shares upon the terms and subject to the conditions set forth therein

         WHEREAS, in connection with, and in consideration of, the foregoing, BKC and IFFC have agreed to amend the Development Agreement; and

         WHEREAS, Citibank and IFFP have agreed to extend the maturity date of indebtedness under the Credit Agreement from December 31, 1999 to January 15, 2000.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree has follows:

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
         1.       Confirmation.

                  The IFFC Parties and BKC hereby acknowledge and agree that the amendment to the Credit Agreement which extends the maturity date of the indebtedness thereunder until January 15, 2000 shall not affect their respective obligations under the Transaction Documents.

         2.       Miscellaneous.

                  (a) Third Party Beneficiaries. Citibank shall be deemed to be a third party beneficiary of this Addendum to the same extent as if it was a party hereto.

                  (b) Further Assurances. Each of the parties hereto agrees with the other parties hereto that it will cooperate with such other parties and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Addendum.

                  (c) Binding on Successors, Transferees and Assigns; Assignment. This Addendum shall be binding upon the parties hereto and their respective successors, transferees and assigns. Notwithstanding the foregoing none of the parties hereto may assign any of its obligations hereunder with the prior written consent of the other parties hereto; provided, that BKC may assign its rights and delegate its duties under this Addendum to one or more of its subsidiaries or affiliates.

                  (d) Amendments; Waivers. No amendment to or waiver of any provisions of this Addendum, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Further, any subsequent amendment to the Credit Agreement or any departure from the terms thereof shall require the prior written consent of BKC.

                  (e) No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

                  (f) `Expenses. IFFC shall pay or reimburse BKC for all of its legal, accounting and other expenses directly related to the consummation of the transactions contemplated hereby, together with the costs and expenses of preparing this Addendum.

                  (g) Jurisdiction. Any claim arising out of this Addendum shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to such party and agrees that such service, to the fullest extent permitted by law,
(i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Notwithstanding the foregoing, at the option of BKC, any claims against IFFP hereunder shall be settled by the Arbitration Court at the Polish Chamber of Commerce with its seat in Warsaw in accordance with its rules, and all such proceedings will be conducted in the English language.

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

                  (h) Governing Law; Severability. This Addendum shall be governed by and construed in accordance with the internal laws of the State of Florida, United States, without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

                  (i) Notices. All notices, requests and other communications to any party hereunder shall be writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth on the signature pages below, or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be deemed effective when received at the address or facsimile number specified below.

                  (j) Counterparts. This Addendum may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute one and the same instrument.


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

         IN WITNESS WHEREOF, the parties have executed this Addendum on the date indicated.

                                  BURGER KING CORPORATION


                                  By: /s/ Philip Kindersly
                                      --------------------
                                        Name: Philip Kindersly
                                        Title: Vice President

                                  c/o  Burger King EMA
                                  Charter Place
                                  Vine Street
                                  Uxbridge, England UB81BZ


                                  INTERNATIONAL FAST FOOD
                                  CORPORATION

                                  By: /s/ James F. Martin
                                      -------------------
                                         Name: James F. Martin
                                         Title: Vice President

                                  c/o  Mitchell Rubinson
                                  1000 Lincoln Road, Suite 200
                                  Miami Beach, Florida 33139, USA


                                  INTERNATIONAL FAST FOOD POLSKA S.P. Z.O.O.

                                  By: /s/ James F. Martin
                                      -------------------
                                         Name: James F. Martin
                                         Title: Vice President

                                  15 Jagiellonska Street
                                  Warsaw, Poland


                                  /s/ Mitchell Rubinson
                                  ---------------------
                                  Mitchell Rubinson

                                  c/o  International Fast Food Corporation
                                  1000 Lincoln Road, Suite 200
                                  Miami Beach, Florida 33139, USA


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